EXHIBIT (14)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Operations Officer and Senior Vice President of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Ralph L. Arnold
Ralph L. Arnold, Director, Chief Operations Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Financial Officer and Senior Vice President of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Darryl D. Button
Darryl D. Button, Director, Chief Financial Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Director of Marketing Services and Executive Vice President of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Marilyn Carp
Marilyn Carp, Director, Director of Marketing Services, and Executive Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Chief Operating Officer and Executive Vice President of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director, Chief Operating Officer and Executive Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Chairman of the Board, President, and Chief Executive Officer of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Henry G. Hagan
Henry G. Hagan, Director, Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Vice President of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Robert J. Kontz
Robert J. Kontz, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director and Executive Vice President of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Larry N. Norman
Larry N. Norman, Director and Executive Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President and Chief Tax Officer of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President, and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director, Senior Vice President, General Counsel, and Assistant Secretary of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Brenda K. Clancy and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Craig D. Vermie
Craig D. Vermie, Director, Senior Vice President, General Counsel, and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, the Treasurer and Senior Vice President of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ James A. Beardsworth
James A. Beardsworth, Treasurer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President and Corporate Controller of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Darin D. Smith, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Eric J. Martin
Eric J. Martin, Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Vice President APS General Counsel, and Assistant Secretary of Monumental Life Insurance Company, a Maryland corporation, do hereby appoint Craig D. Vermie and Brenda K. Clancy, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of guarantees relating to the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1933 File Number
Separate Account VA WM	Flexible Premium Variable Annuity – GM	333-138040

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of October, 2006.

/s/ Darin D. Smith
Darin D. Smith, Vice President, APS General Counsel, and Assistant Secretary